Exhibit 99.1
BORLAND SOFTWARE CORPORATION
UNAUDITED PRO FORMA HISTORICAL REVENUE
(In thousands, except per share amounts, unaudited)
See the accompanying endnotes for additional information.

	Three Months Ended March 31, 2008			Year Ended December 31, 2007
	Historical	Pro Forma	Pro Forma	Historical	Pro Forma	Pro Forma
	Financial	Adjustments	Financial	Financial	Adjustments	Financial
	Statement	CodeGear	Statement	Statement	CodeGear	Statement
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
		(a)			(a)
Revenues:
License and other revenues	$27,820	$(9,283)	$18,537	$137,358	$(40,672)	$96,686
Service revenues	30,454	(2,933)	27,521	131,423	(16,323)	115,100
Total revenues	58,274	(12,216)	46,058	268,781	(56,995)	211,786

	Year Ended December 31, 2006			Year Ended December 31, 2005
	Historical	Pro Forma	Pro Forma	Historical	Pro Forma	Pro Forma
	Financial	Adjustments	Financial	Financial	Adjustments	Financial
	Statement	CodeGear	Statement	Statement	CodeGear	Statement
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
		(a)			(a)
Revenues:
License and other Revenues	$165,886	$(51,632)	$114,254	$163,182	$(60,200)	$102,982
Service revenues	138,774	(24,049)	114,725	113,561	(30,299)	83,262
Total revenues	304,660	(75,681)	228,979	276,743	(90,499)	186,244

BORLAND SOFTWARE CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share amounts, unaudited)
See the accompanying endnotes for additional information.

	Three Months Ended March 31, 2008			Year Ended December 31, 2007
	Historical	Pro Forma	Pro Forma	Historical	Pro Forma	Pro Forma
	Financial	Adjustments	Financial	Financial	Adjustments	Financial
	Statement	CodeGear	Statement	Statement	CodeGear	Statement
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
		(a)			(a)
Revenues:
License and other revenues	$27,820	$(9,283)	$18,537	$137,358	$(40,672)	$96,686

Service revenues	30,454	(2,933)	27,521	131,423	(16,323)	115,100

Total revenues	58,274	(12,216)	46,058	268,781	(56,995)	211,786

Costs of revenues:
Cost of license and other revenues	1,296	(619)	677	6,014	(3,144)	2,870

Cost of service revenues	9,142	(278)	8,864	40,918	(2,734)	38,184

Amortization of acquired intangibles and other charges	2,100	—	2,100	8,445	—	8,445

Cost of revenues	12,538	(897)	11,641	55,377	(5,878)	49,499

Gross profit	45,736	(11,319)	34,417	213,404	(51,117)	162,287

Selling, general and administrative	36,746	(4,569)	32,177	176,206	(23,687)	152,519

Research and development	15,689	(3,902)	11,787	57,795	(17,048)	40,747
Restructuring, amortization of other intangibles, acquisition-related expenses and other charges	1,472	(9)	1,463	13,934	(1,016)	12,918

Impairment of goodwill	13,300	(13,300)	—	26,509	(26,509)	—

Total operating expenses	67,207	(21,780)	45,427	274,444	(68,260)	206,184

Operating loss	(21,471)	10,461	(11,010)	(61,040)	17,143	(43,897)

Interest income	(1,755)	3	(1,752)	(8,742)	19	(8,723)

Interest expense	1,660	—	1,660	5,449	—	5,449
Other income (expense)	(558)	72	(486)	790	1,473	2,263

	Three Months Ended March 31, 2008			Year Ended December 31, 2007
	Historical	Pro Forma	Pro Forma	Historical	Pro Forma	Pro Forma
	Financial	Adjustments	Financial	Financial	Adjustments	Financial
	Statement	CodeGear	Statement	Statement	CodeGear	Statement
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
		(a)			(a)
Earnings/(loss) before income taxes	(20,818)	10,386	(10,432)	(58,537)	15,651	(42,886)

Income tax provision (benefit)	1,516	(95)	1,421	3,136	(17)	3,119

Net loss from continuing operations	$(22,334)	$10,481	$(11,853)	$(61,673)	$15,668	$(46,005)

Net loss per share:
Net loss per share — basic and diluted	$(0.31)	$0.14	$(0.16)	$(0.85)	$0.21	$(0.63)
Shares used in computing basic and diluted loss per share	72,751	72,751	72,751	72,875	72,875	72,875

BORLAND SOFTWARE CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2008
(In thousands, except par value and share amounts, unaudited)
See the accompanying Notes for additional information.

	Historical	Adjustment		Pro Forma
	Financial	for CodeGear		Financial
	Statement	Balance Sheet		Statement

ASSETS
Current assets:
Cash and cash equivalents	$86,542	$19,011	(b)	$105,553

Short-term investments	83,756	—		83,756

Accounts receivable, net of allowances	48,898	—		48,898

Inventories	—	—		—

Deferred Income Taxes	—	—		—

Prepaid expenses	8,728	(870)	(c)	7,858

Other current assets	5,755	—		5,755

Total current assets	233,679	18,141		251,820

Property and equipment, net	9,322	(579)		8,743

Building held for sale	—	—		—

Goodwill	214,119	(27,531)	(c)	186,588

Intangible assets, net	31,268	—		31,268

Long-term investments	20,783	—		20,783

Other non-current assets	9,615	(11)	(c)	9,604

Restricted Assets	—	—		—

Total assets	$518,786	$(9,980)		$508,806

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,940	$(723)	(c)	$5,217

Accrued expenses	29,863	(4,772)	(c)	25,091

Short-term restructuring	8,558	—		8,558

Income taxes payable	2,958	870	(e)	3,828

	Historical	Adjustment		Pro Forma
	Financial	for CodeGear		Financial
	Statement	Balance Sheet		Statement
Deferred revenue	50,436	(7,037)	(c)	43,399

Other current liabilities	6,173	(394)	(c)	5,779

Total current liabilities	103,928	(12,056)		91,872

Convertible senior notes	200,000	—		200,000

Long-term restructuring	4,493	—		4,493

Long-term deferred revenue	2,156	—		2,156

Other long-term liabilities	25,134	—		25,134

Total liabilities	335,711	(12,056)		323,655

Stockholders’ equity:
Preferred stock; $.01 par value; 1,000,000 shares authorized; 0 shares issued and outstanding	—	—		—

Common stock, $.01 par value, 200,000,000 shares authorized (2008: 94,119,587 issued and 72,960,607 outstanding; 2007: 94,134,952 issued and 72,975,972 outstanding)	730	—		730

Additional paid-in capital	668,460	30	(c)	668,490

Accumulated deficit	(357,812)	2,046	(d)	(355,766)

Cumulative other comprehensive income	12,106	—		12,106

	323,484	2,076		325,560

Treasury stocks at cost, (2008 and 2007: 21,158,980 shares)	(140,409)	—		(140,409)

Total stockholders’ equity	183,075	2,076		185,151

Total liabilities and stockholders’ equity	$518,786	$(9,980)		$508,806

BORLAND SOFTWARE CORPORATION
NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
All references to “CodeGear” in these unaudited pro forma condensed financial statements refer to the CodeGear division of Borland Software Corporation, the assets of which were sold in the transaction being reported in this Form 8-K.
(a)	These columns reflect the historical condensed consolidated statement of operations related to CodeGear and the condensed consolidated balance sheet of CodeGear, as appropriate.

(b)	This adjustment reflects the assumed cash proceeds from the sale of CodeGear of $20.7 million less expected direct transaction costs of $1.7 million.

(c)	These adjustments reflect assets and liabilities that were transferred to Embarcadero as part of the divestiture.

(d)	This adjustment reflects the estimated gain on the sale of Codegear as if it was sold on March 31, 2008 including $870,000 in tax expense.

(e)	This adjustment reflects the estimated income taxes payable due to the CodeGear sale transaction calculated based on associated blended statutory rates.